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                                                                    EXHIBIT 99.1


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Annual Report on Form 10-K of Manufactured Home Communities, Inc. for the year ended December 31, 2002 (the "Annual Report"), I, John M. Zoeller, Executive Vice President and Chief Financial Officer of Manufactured Home Communities, Inc., hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

1. such Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.









Date: March 28, 2003                  By: /s/ John M. Zoeller
     ---------------                      ----------------------------------
                                          John M. Zoeller
                                          Executive Vice President and Chief
                                          Financial Officer



         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION
          906 HAS BEEN PROVIDED TO MANUFACTURED HOME COMMUNITIES, INC.
           AND WILL BE RETAINED BY MANUFACTURED HOME COMMUNITIES, INC.
      AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF
                                  UPON REQUEST.
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Annual Report on Form 10-K of Manufactured Home Communities, Inc. for the year ended December 31, 2002 (the "Annual Report"), I, Howard Walker, Chief Executive Officer of Manufactured Home Communities, Inc., hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:


1. such Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.











Date: March 28, 2002                      By: /s/ Howard Walker
     ----------------                         -------------------------------
                                              Howard Walker
                                              Chief Executive Officer



         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION
          906 HAS BEEN PROVIDED TO MANUFACTURED HOME COMMUNITIES, INC.
           AND WILL BE RETAINED BY MANUFACTURED HOME COMMUNITIES, INC.
      AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF
                                  UPON REQUEST.